EXHIBIT 10.102

EXECUTION VERSION

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

AMENDMENT NUMBER ONE
to the
MASTER REPURCHASE AGREEMENT
Dated as of May 7, 2024,
among
ROCKET MORTGAGE, LLC,
MORGAN STANLEY BANK. N.A.
and
MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

This AMENDMENT NUMBER ONE (this “Amendment Number One”) is made this 26th day of December, 2024, among ROCKET MORTGAGE, LLC, a Michigan limited liability company, as seller (“Seller”), MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”), and MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC, a New York limited liability company, as agent for Buyer (“Agent”), to the Master Repurchase Agreement, dated as of May 7, 2024, among Seller, Buyer and Agent, as such agreement may be further amended from time to time (the “Agreement”).
RECITALS
WHEREAS, Seller, Buyer and Agent have agreed to amend the Agreement, as more specifically set forth herein; and
WHEREAS, as of the date hereof, Seller represents to Buyer and Agent that Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1.    Amendments. Effective as of the Amendment Effective Date,
(a)    Section 9(b)(ix) of the Agreement is hereby amended to read in its entirety as follows:
(ix)     At the time immediately prior to entering into a new Transaction, (a) if the Outstanding Purchase Price is less than or equal to [***], there is no unpaid Margin Call (that is then due and payable); (b) if the Outstanding Purchase Price is greater than [***] but less than or equal to [***] the amount of any unpaid Margin Call (that is then due and payable) is less than or equal to [***]; or (c) if the Outstanding Purchase Price is greater than [***] the amount of any unpaid Margin Call (that is then due and payable) is less than or equal to [***].

(b)    Section 13 and Section 45 of the Agreement are hereby amended to update all references to “Purchased Loans” to read “Purchased Assets”.
SECTION 2.    Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.
SECTION 3.    Effectiveness. This Amendment shall become effective as of the date that the Agent shall have received (such date, the “Amendment Effective Date”):
(a)    counterparts hereof duly executed by each of the parties hereto, and
(b)    counterparts of that certain Amendment Number One to the Pricing Side Letter, dated as of the date hereof, duly executed by each of the parties thereto.
SECTION 4.    Fees and Expenses. Seller agrees to pay to Buyer and Agent all reasonable, documented out of pocket costs and expenses incurred by Buyer or Agent in connection with this Amendment Number One (including all reasonable fees and out of pocket costs and expenses of Buyer’s or Agent’s legal counsel) in accordance with Section 22(b) of the Agreement.
SECTION 5.    Representations. Seller hereby represents to Buyer and Agent that as of the date hereof, Seller is in full compliance with all of the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.
SECTION 6.    Binding Effect; Governing Law. THIS AMENDMENT NUMBER ONE SHALL BE BINDING AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).
SECTION 7.    Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties intend that faxed signatures, electronically imaged signatures such as .pdf files and electronic signatures shall constitute original signatures and are binding on all parties.
SECTION 8.    Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.
[Signature Page Follows]

IN WITNESS WHEREOF, Seller, Buyer and Agent have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.
ROCKET MORTGAGE, LLC
(Seller)

By: /s/ Panayiotis Mareskas
Name: Panayiotis Mareskas
Title: Treasurer

MORGAN STANLEY BANK, N.A.
(Buyer)

By: /s/ Brad Cramer
Name: Brad Cramer
Title: Authorized Signatory

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC
(Agent)

By: /s/ Michael A. Calandra Jr.
Name: Michael A. Calandra Jr.
Title: Authorized Signatory

[Amendment Number One to Master Repurchase Agreement (Morgan-Rocket) (2024)]